Exhibit 99.1
Company Update November 2008

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2007 Form 10-K. Forward-Looking Statements

Helix Profile

The Helix Mission Helix Energy Solutions Group provides life-of-field services and development solutions to offshore energy producers worldwide. Helix actively reduces finding and development costs through a unique mix of offshore production assets, service methodologies, and highly skilled personnel.

Helix Defined World-class global services contractor offering critical offshore field development services / oil and gas production

Consistent long-term sustainable growth in a cyclical business Reservoir Ownership Adds Value Backlog for services Enables utilization for new assets/ services Adds incremental returns through production with lower F&D costs Provides incremental cashflow allowing accelerated services growth

Contracting Services Production Facilities Marco Polo TLP (50%) Independence Hub Semi (20%) Drilling / Completion Q4000 w/ Drilling Upgrade* *upgrade completed in 2008 Construction Pipelay Intrepid Express ROV 39 ROVs 2 ROV Drill Units 7 Chartered Vessels 6 Trenchers (200 - 2000hp) Shelf Construction 58% interest in Cal Dive Well Ops Q4000 Seawell Mobile SILs Reservoir Technology 90+ Engineers Current Assets 2009 Planned Additions Helix Producer I Caesar Well Enhancer

MODU DP Q4000 with Drilling Upgrade Slimbore drilling capabilities added to a proven rigless well intervention platform ideally suit the Q4000 to meet increasing demand for deepwater drilling services 2008 Market Launches

i-Trencher ROV System The state of the art i-Trencher deepwater trenching and burial system is the most powerful and adaptable ROV in the Helix fleet 2008 Market Launches

Helix's newbuild vessel delivers advanced Rigless Well Intervention capabilities to North Sea operators 2009 Fleet Expansion MV Well Enhancer

Caesar is among the world's largest deepwater construction vessels, a "floating factory" capable of laying pipelines up to 42 inches in diameter 2009 Fleet Expansion MV Caesar

The Gulf of Mexico's first Floating Production Unit is designed to restore profitability to marginal fields without the use of a production platform 2009 Fleet Expansion MV Helix Producer I

Strategic Focus on Deepwater Contracting Services Established services presence initially with Intrepid, Express and Q4000 Q4000 drilling upgrade in 2008 increases capabilities Caesar, Well Enhancer and Helix Producer I will significantly expand capacity and EBITDA in 2009 and beyond Oil and Gas Expanded focus on deepwater O&G production through the Remington acquisition in 2006 29 current deepwater inventory prospects - 1.0 Tcfe risked potential Initial two prospects drilled resulted in 200+Bcfe of reserve additions Ongoing prospect generation efforts to identify new leases

Near Term Objectives 2008 Restore Gulf of Mexico production shut in by Hurricane Ike Protect balance sheet 2009 Deliver new assets into fleet Reduce debt Continue unlocking the value in the deepwater prospect portfolio through exploration drilling with partners on a promoted basis Bring on newly developed deepwater production

Strategic Objectives Primary goal - maximize shareholder value Maximize debt reduction from positive free cash flow to position the balance sheet for future growth Continue to evaluate strategic alternatives likely to increase shareholder value, including: Sell or spin off all or part of Oil and Gas business Potentially monetize remaining 58% of Cal Dive, but remain a rational investor Specific challenges include: Debt covenants Tax leakage Financing Market conditions

Helix Historical Trends

2009 Outlook We are working on our 2009 budgeting process and expect to complete by year end. However, our strategy and planning for 2009 is presently based upon the following key assumptions: Oil and Gas assumptions Production rate of 55 - 75 Bcfe Commodity price deck of $70 oil, $7 natural gas CAPEX levels reduced Approximately 50% of 2008 levels No new major vessel additions planned Contracting Services 1H 2009 visibility is good Shelf contracting to be bolstered by hurricane repair business

Financial Information

Consistent Top Line Growth * 2008 forecast 2000 2001 2002 2003 2004 2005 2006 2007 2008* Contracting Services 110 164 240 259 300 523 937 1183 1600 Oil & Gas 70.8 63.4 62.8 137.3 243 276 430 585 560 ($ amounts in millions) $2,160 $1,767 $1,367 $799 $543 $303 $227 $181 $396

Earnings Per Share - 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. - 2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items. - 2008 results include oil and gas property dispositions and commodity price deck of $70 oil / $7 natural gas for Q4-08. * 2008 forecast 2004 2005 2006 2007 2008* East 1.03 1.86 2.85 3.05 2.76 $1.03 $2.76 $2.85 $3.05 $1.86

Significant Cash Generation - EBITDAX* -2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. -2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items. -2008 results include oil and gas property dispositions and commodity price deck of $70 oil / $7 natural gas for Q4-08 *See Non-GAAP reconciliation at www.HelixESG.com * 2008 forecast 2004 2005 2006 2007 2008* Contracting Services 52 153 343 331 350 Oil & Gas 187 200 317 473 450 ($ amounts in millions) $239 $353 $660 $804 $800

O&G - 2007 Reserve Report Highlights Pre-tax PV-10 - $4.1 billion; After-tax PV-10 - $2.8 billion 677 Bcfe Proved Reserves 373 Bcfe shelf, 304 Bcfe deepwater Proved Developed / PUD Ratio - 33/67 Natural Gas / Oil Mix - 65/35 Exploration resulted in 244 Bcfe of reserve additions 376% reserve replacement rate 26% reserve growth from 2006 2007 F&D costs - $2.40 / mcfe* *2007 Exploration + Development + Proved Property Acquisition / Exploratory Additions (U.S. Only)

Helix Energy Solutions